Income Taxes - Each Entitys Total Income Tax Expense for the Period and Statutory Tax Rate (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax Expense (Benefit) [Abstract]
Current Tax Expense	$ 27,637	$ 20,227	$ 12,797
Deferred Tax Expense (Benefit)	(209)	209	0
Income taxes	$ 27,428	$ 20,436	$ 12,797
Effective Tax Rate	21.00%	13.00%	10.00%